Exhibit 99.1

Creek Road Miners, Inc. Enters into a Merger Agreement with Prairie Operating Co., LLC

(HENDERSON, Nevada) - October 25, 2022. Creek Road Miners, Inc. (OTCQB: CRKR; “Creek Road” or the “Company”) and Prairie Operating Co., LLC (“Prairie”) announced today the signing of a merger agreement (the “Merger Agreement”). Upon closing of the merger between Creek Road and Prairie (the “Merger”), the combined company will be named Prairie Operating Co. and is expected to become publicly listed on the OTCQB under the symbol “PROP.” Following the Merger, the Company intends to request listing on the NYSE American Exchange. Members of Prairie will receive common stock of Creek Road and restricted performance-based options in the Merger. At the closing of the Merger, Ed Kovalik will be appointed Chief Executive Officer, Gary Hanna will be appointed President, and Craig Owen will be appointed Chief Financial Officer.

Prairie has also signed a purchase and sale agreement (the “PSA”) with Exok, Inc. (“Exok”) for the acquisition of 37,030 gross acres of undeveloped oil and gas leasehold acreage with an average net revenue interest of 76%, located in Weld County, Colorado (the “Exok Assets”) for approximately $28.2 million (the “Asset Acquisition” and together with the Merger, the “Transactions”).

Paul Kessler, the Company’s Executive Chairman added, “The Creek-Prairie merger is the result of a targeted effort to identify institutional-quality energy assets to generate substantive value for all stakeholders. The resulting team of experienced, pedigreed professionals represent the best in class and will focus on supporting U.S. energy independence.”

Ed Kovalik added, “The opportunity to acquire these assets from Exok Inc. at what we believe are very attractive metrics positions Prairie ideally going forward. Recent offset activity by well-known operators gives us a high level of confidence in the potential within this mostly contiguous acreage block. We expect to commence our initial drilling operations in early 2023.” Mr. Kovalik further added “We believe Prairie will represent a very unique story in the public markets, with a solid low cost asset profile, with ample running room in what appears to be a great long-term market for oil and natural gas.”

Creek Road has engaged Roth Capital Partners, LLC to assist in negotiations with certain investors to raise capital prior to the closing of the Merger. Any proceeds raised would be used to fund the Asset Acquisition as well as develop the Exok Assets after closing.

The Merger, which has been approved by the board of directors of Creek Road and the members of Prairie, is expected to close during the fourth quarter of 2022, subject to customary closing conditions, including the closing of a private placement of Creek Road securities for aggregate proceeds of at least $30 million (“PIPE”). The Asset Acquisition is expected to close immediately after the closing of the Merger. Excluding the issuances of securities in a potential PIPE, and assuming no exercise of options or warrants issued at closing of the Merger, the outstanding shares of the Company’s common stock following the Merger is expected to be owned approximately 58.5% by current Creek Road stockholders, 29.3% by members of Prairie, and 12.2% by Exok.

Creek Road intends to immediately file an information statement describing, among other things, the terms and conditions of the Transactions with the U.S. Securities and Exchange Commission (“SEC”). Additional information about the Transactions, including copies of the Merger Agreement and the PSA, will be provided in a Current Report on Form 8-K that will be filed by Creek Road with the SEC and will be available at www.sec.gov.

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Advisors

Baker & McKenzie LLP is serving as legal counsel to Creek Road.

Vinson & Elkins L.L.P. is serving as legal counsel to Prairie.

About Creek Road

Creek Road Miners, Inc. (www.CreekRoadMiners.com) is a cryptocurrency mining company that leverages mobile power generation units and mining facilities. The Creek Road Miners model utilizes the abundance of stranded natural gas in a manner that provides its operations with a desirably-priced energy source while benefitting energy operators, the consumer and environmental considerations.

About Prairie

Prairie is a Delaware limited liability company formed for the purpose of acquiring and operating oil and gas properties in the United States. Prairie is managed by its members, Gary C. Hanna and Edward Kovalik.

Important Information About the Proposed Merger

In connection with the proposed Merger, Creek Road will prepare an information statement to be filed with the SEC that will provide additional important information concerning the proposed Merger. When completed, a definitive information statement will be mailed to Creek Road’s stockholders. CREEK ROAD’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CREEK ROAD’S INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Creek Road’s stockholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov.

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Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Transactions, Creek Road’s and Prairie’s ability to consummate the Transactions and raise capital prior to the Merger, the benefits of the Transactions, Creek Road’s future financial performance following the Transactions, as well as Creek Road’s and Prairie’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Creek Road and Prairie management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Creek Road and Prairie disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Creek Road and Prairie caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Creek Road and Prairie. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions, including the closing of a private placement of Creek Road securities for aggregate proceeds of at least $30 million; the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or both of Creek Road and Prairie to terminate the definitive agreements related to the Transactions; the risks related to the growth of Creek Road’s business and the timing of expected business milestones; and the effects of competition on Creek Road’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither Creek Road and Prairie presently know or that Creek Road and Prairie currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Creek Road’s expectations can be found in Creek Road’s periodic filings with the SEC, including Creek Road’s Annual Report on Form 10-K filed with the SEC on March 31, 2022 and any subsequently filed Quarterly Report on Form 10-Q. Creek Road’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Relations Contact

John D. Maatta
Creek Road Miners, Inc.
IR@CreekRoadMiners.com

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